                                                        As of September 12, 2006

Misonix, Inc.
1938 New Highway
Farmingdale, New York 11735

RE:  Bank of America, N.A., as successor by merger to Fleet National Bank with
     Misonix, Inc.

         Reference is made to the Loan and Security Agreement dated as of
January 18, 2002 by and between MISONIX, INC. , a New York corporation having a place of business at with offices at 1938 New Highway, Farmingdale, New York
11735 (the "Debtor") and FLEET NATIONAL BANK, having a place of business at 300
Broad Hollow Road, Melville, New York 11747 (the "Secured Party"), as amended by
Amendment No. 1 to the Loan and Security Agreement dated on or about November
11, 2002, as further amended by Amendment No. 2 to the Loan and Security
Agreement dated June 20, 2003, as further amended by Amendment No. 3 to the Loan and Security Agreement dated as of January 18, 2005, as further amended by
Amendment No. 4 to the Loan and Security Agreement dated as of February 18,
2005, as further amended by Amendment No. 5 to the Loan and Security Agreement
dated as of February 14, 2006, as further amended by Amendment No. 6 to the Loan and Security Agreement dated on or about May 11, 2006, as may be further amended from time to time (the aforesaid agreement, including all amendments thereto, the "Agreement"). All capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

         Debtor has requested that Secured Party waive Debtor's compliance, for the period ended June 30, 2006 Debtor's compliance with paragraphs 9.26(b),
9.26(c) and 9.26(e) and the Secured Party has agreed to do so provided that
Debtor execute and deliver this letter agreement to the Secured Party.

         The waiver herein is limited to the waiver of paragraphs 9.26.(b), 9.26
(c) and 9.26.(e) of the Agreement for the periods specified only; this waiver agreement shall not be construed to waive any other provision of the Agreement, or to waive compliance paragraphs 9.26.(b), 9.26 (c) and 9.26.(e) of the
Agreement for a period other than as provided herein, or to waive any default under the Agreement or other Transaction Documents which has occurred or shall occur.

         As an inducement to Secured Party entering into this waiver agreement, the Debtor represents and warrants to Secured Party that (a) the representations and warranties set forth in the Agreement and other Transaction Documents are true and correct in all material respects, (b) no event has occurred and is continuing, which constitutes an "Event of Default" under the Agreement and/or the other Transaction Documents, (c) Debtor is in compliance, in all material respects, with the covenants and agreements set forth in the Agreement and/or the other Transaction Documents, and (d) Debtor, upon receipt of this waiver agreement, will pay to Secured Party a fee of seven thousand five hundred
($7,500.00) dollars.

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                  All capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement. Except as expressly permitted herein, all other provisions of the Agreement and the other Transaction Documents remain unmodified and are in full force and effect.

                                       BANK OF AMERICA,  N.A.,  as successor
                                       by merger to Fleet National Bank

                                       By:/s/ Martha Novak
                                          --------------------------------------
                                           Name: Martha Novak
                                           Title:   Senior Vice President

MISONIX, INC.

By:/s/ Michael A. McManus, Jr.
   -----------------------------------------
    Name:  Michael A. McManus, Jr.
    Title:  President and Chief Executive Officer

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